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                                                                   Exhibit 10.17


                                    AGREEMENT


         This is a software development and services agreement Red Hat Software, Inc. ("Red Hat"), a Connecticut, USA corporation, and Building Number Three, Ltd. ("B3"), a Private Company, limited by shares and registered at [CONFIDENTIAL TREATMENT REQUESTED]** enter into this agreement as of the last date following the signatures below.

1.       DEFINITIONS.

A. "Linux" means the Red Hat Linux operating system computer software for Intel and compatible based computers, version 5.0 and later versions released by Red Hat during the term of this Agreement.

B. "Red Hat Product" means the product of Red Hat currently known as "Official Red Hat Linux" for Intel-based computers, version 5.0 and later versions released by Red Hat during the term of this Agreement.

C. "B3 Software" means any and all software provided to Red Hat by B3 pursuant to this Agreement.

D. "Bugs" means errors in a software program that cause the software to fail to function as intended.

E. "Source Code" means software in written form which is easily understood by a human knowledgeable in the art of computer programming.

F. "Binary Code" means software in machine-readable form that is not easily understood by a human knowledgeable in the art of computer programming, but which is understood and used by a computer to run the software.

K. "Confidential Information" means any information identified as being Confidential Information by either party, either orally or in writing, at the time it is disclosed, or designated as confidential in writing (either electronically or by other means) within 30 days of the disclosure, provided that the information (a) was not publicly known or generally in the public domain prior to the disclosure, (b) does not become generally known or part of the public domain through any improper action or disclosure by the receiving party, or (c) can be shown to have been in the rightful possession of the receiving party prior to having been identified as Confidential Information by the disclosing party.

2.       WORK MADE FOR HIRE.

A.       B3 shall perform software development and consulting work as follows:

         1. Develop, enhance, fix bugs, and otherwise work to improve the kernel of Linux,


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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


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as directed by Red Hat;

         2. Perform high priority bug fixes and other custom development or consulting work, as directed by Red Hat;

         3. Perform other work or services related to Linux, as directed by Red Hat.

B. The Source Code to be written by B3 pursuant to this Agreement shall be a work made for hire, and Red Hat shall be the sole owner of the copyright of the Source Code.

3.       ADDITIONAL SERVICES.

From time to time, B3 shall send a representative designated by Red Hat to Red Hat's offices for consultation and other purposes related to this Agreement. Red Hat and B3 agree to cooperate in selecting dates and times for such meetings. Red Hat shall bear the reasonable travel costs and expenses incurred by the B3 representative in attending these consultations.

4.       PAYMENT.

A. In consideration for the work outlined in this Agreement, Red Hat shall make monthly payments to B3 in accordance with the provisions of Schedule A. Both parties may modify at any time the amounts to be paid by Red Hat to B3, but any and all such modifications shall be in writing and shall be signed by both parties in order to be effective.

B. Payment shall be made in U.K. funds on the last standard business day in the United States of each month for the work performed that month. Work performed for less than a full month shall be prorated accordingly. Payment shall be made via bank wire transfer, or other means agreed to by both parties. Red Hat shall bear the risk of any fluctuation in currency exchange rates between U.S. and U.K. currency.

5. NON-EXCLUSIVITY.

This Agreement is a non-exclusive agreement, and both parties remain free to enter into similar agreements with third parties. In the event that B3 enters into an agreement with a third party in which B3 performs software development, consulting, or other services related to Linux, B3 shall inform Red Hat of that agreement before or at the time it enters into such agreement. Nothing in this section limits or supercedes the provisions of Section 7.

6.       OUALITY AND TESTING.

B3 shall thoroughly test the quality of all Source Code and Binary Code it delivers to Red Hat in accordance with customary practice within the industry. All such code delivered to Red Hat by B3 shall be of commercial production quality. Red Hat shall have the option to test all such code



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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



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pursuant to its own quality assurance procedures, and may reject any code it reasonably believes does not meet commercial production quality. In the event that bugs are discovered in the B3 Software, B3 will use its best effort to correct the Bugs in a speedy manner.

7.       CONFIDENTIALITY.

A. Both Red Hat and B3 agree that during the term of his Agreement, each party may disclose to the other party certain Confidential Information. Either party may designate any information it provides to the other party as Confidential Information, and the receiving party shall not disclose that information to third parties without the express permission of the disclosing party. Information designated as Confidential Information shall remain confidential until the disclosing party designates it as non-confidential or until the information becomes public through no fault of the receiving party.

B. B3 agrees that all of its employees, contractors, and other agents shall enter into a separate written confidentiality agreement with B3 that ensures they will comply with the confidentiality provisions of this Agreement.

C. Both Red Hat and B3 agree that in the event either party breaches or threatens to breach the provisions of this section, such breach or threatened breach would cause irreparable harm to the non-breaching party, and the non-breaching party would be entitled to injunctive and other equitable relief to prevent such breach or to remedy an actual breach.

8.       LIMITED WARRANTY.

A. Red Hat warrants that it has the right and authority to enter into this Agreement, and that it will use its commercially reasonable best efforts to distribute and market the Red Hat Product.

B. B3 warrants that it has the right and authority to enter into this Agreement, and that, to the best of its knowledge, the B3 Software does not and will not infringe upon any patent, copyright, trade secret, or other intellectual property interest of any third party. B3 warrants that it will take all due and reasonable care to avoid infringing any patent, copyright, trade secret, or other intellectual property interest of any third party.

9.       ADDITIONAL OBLIGATIONS.

A. Throughout the term of this Agreement, B3 shall employ and retain engineers of world-class skills and qualifications who are practiced and capable of performing the engineering obligations of B3 under this Agreement. Employees of B3 who will perform work under this Agreement must be approved in advance by Red Hat.

B. B3 shall establish and maintain sufficient office space, computer hardware, and other equipment necessary to enable it to perform its obligations under this Agreement in a


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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.




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professional and timely fashion. In the event that B3 requires additional computer hardware in order to perform its responsibilities under this Agreement, Red Hat will purchase or reimburse B3 for the cost of such hardware. All such hardware purchases must be approved in advance by Red Hat, and Red Hat agrees to lease all such hardware to B3 at no charge to B3 during the term of this Agreement. Upon the termination of this Agreement for any reason, B3 shall return to Red Hat all such hardware.

10.      TERM AND TERMINATION.

This agreement shall begin on the date it is signed by both parties. Either party may terminate this Agreement by written (electronic or other means) notice of termination, which shall be effective upon receipt, at least 30 days in advance of termination.

11.      INDEMNITY

A. B3 shall defend, indemnify, and hold Red Hat harmless from and against any liability, suits, claims, losses, damages and judgments, and shall pay all costs (including reasonable attorneys' fees) and damages arising from a claim that B3 Software infringes any third party's patent, copyright, trademark or other intellectual property interest, except as provided in Section 11.B. below. The provisions of this Section shall survive the termination of this Agreement.

B. Red Hat shall defend, indemnify, and hold harmless B3 from and against any liability, suits, claims, losses, damages and judgments against B3 made in the United States, provided that B3 promptly notifies Red Hat of any and all such claims and provided that Red Hat is given control over the defense of any and all such claims.
The provisions of this Section shall survive the termination of this Agreement.

12.      LIMITATION ON LIABILITY

To the extent allowed by applicable law, IN NO EVENT SHALL RED HAT, ITS SUPPLIERS, DISTRIBUTORS, OR RESELLERS, BE LIABLE FOR ANY DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR DATA, INTERRUPTION OF BUSINESS, OR FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF RED HAT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. (B) EXCEPT AS PROVIDED IN THIS AGREEMENT, IN NO EVENT WILL RED HAT, ITS SUPPLIERS, DISTRIBUTORS, OR RESELLERS, BE LIABLE FOR ANY CLAIM AGAINST B3 BY ANY THIRD PARTY. (C) IN NO EVENT SHALL RED HAT, ITS SUPPLIERS, DISTRIBUTORS, OR RESELLERS, BE LIABLE FOR (I) ANY REPRESENTATION OR WARRANTY MADE TO ANY THIRD PARTY BY B3, ITS DISTRIBUTOR, OR ITS AGENTS; (II) FAILURE OF THE SOFTWARE OR THE PRODUCT TO PERFORM;


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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


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(III) FAILURE OF THE SOFTWARE OR THE PRODUCT TO PROVIDE SECURITY; OR (IV) THE
RESULTS OR INFORMATION OBTAINED OR DECISIONS MADE BY END USERS OF THE SOFTWARE OR THE PRODUCTS OR THE DOCUMENTATION. THIS LIMITATION OF LIABILITY IS AN ESSENTIAL PART OF THE BARGAIN UNDER THIS AGREEMENT.

13.      MISCELLANEOUS.

A. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of North Carolina, U.S.A., regardless of its choice of law provisions. Any dispute, controversy, or other claim arising out of this Agreement shall be resolved in an appropriate state or federal court within North Carolina. The parties each agree that they are subject to the personal jurisdiction of the state and federal courts within the State of North Carolina, and each waives the right to challenge the personal jurisdiction of those courts over it. The United Nations Convention on Contracts for the Sale of Goods shall not apply to this Agreement.

B. Any notice under this Agreement shall be in English, in writing, and shall be deemed to be given upon receipt. Notices to Red Hat shall be delivered to Contracts Manager, Red Hat Software, Inc., 4201 Research Commons, Suite 100, 79 Alexander Drive, Research Triangle Park North Carolina 27709 USA. Notices to B3 shall be delivered to The Director at B3's registered address, which as of June 1, 1998 is [CONFIDENTIAL TREATMENT REQUESTED]**.

C. This Agreement, including all Schedules, constitutes the entire understanding of the parties. This Agreement supersedes and terminates all prior representations, warranties and agreements, written or oral, regarding the subject matter of this Agreement. Any modification to this Agreement must be in a writing signed by both parties.

D. All covenants and obligations of this Agreement shall survive the termination of this Agreement.

E. If one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, such holding will not impair the validity, legality, or enforceability of the remaining provisions.

F. Headings in this Agreement are used for convenience of reference only and do not affect the interpretation of the provisions.

G. Failure or delay on the part of any party to exercise any right, remedy, power or privilege hereunder will not operate as a waiver. Any waiver must be in writing and signed by the party granting such waiver in order to be effective.

H. No provision of this Agreement is to be interpreted for or against either party on the


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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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grounds that one party or the other, or their legal counsel, drafted such provision.

I. In the event that Red Hat is merged with or consolidated into any other entity, or in the event that substantially all of the assets of Red Hat are sold or otherwise transferred to any other entity, the provisions of this Agreement will be binding upon, and inure to the benefit of, such other entity. D3 shall not subcontract or assign this Agreement to any third party without the express written consent of Red Hat.

J. Nothing in this Agreement shall be construed to make the parties partners, joint venturers, representatives, or agents of each other, nor shall either party so hold itself out.

To show their assent to this Agreement, the duly authorized officers of the parties have signed below.

RED HAT SOFTWARE. INC. ("Red Hat")          BUILDING NUMBER THREE, LTD. ("B3")


/s/ Robert F. Young                         /s/ Alan Cox
----------------------------------          ------------------------------------
Robert F. Young                             Alan Cox
President                                   Director

Date:  JUNE 10, 1998                        Date:  JUNE 9, 1999
     -----------------------------               -------------------------------





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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



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                                   SCHEDULE A


Red Hat shall make payments to B3 according to the following schedule:


         B3 EMPLOYEE                     AMOUNT TO BE PAID
         -----------                     -----------------
         Alan Cox                        [CONFIDENTIAL TREATMENT REQUESTED]**
         Stephen Tweedie                 [CONFIDENTIAL TREATMENT REQUESTED]**



This Schedule may be amended by both parties from time to time, but only in writing signed by both parties.







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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.